Exhibit 10.1

AMENDMENT TO TAX ASSET PRESERVATION PLAN

This Amendment to Tax Asset Preservation Plan, dated as of October 13, 2016 (this “Amendment”), is made between Concurrent Computer Corporation, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).

RECITALS

A.           The Company and the Rights Agent are parties to the Tax Asset Preservation Plan, dated as of March 1, 2016 (the “Tax Asset Preservation Plan”).

B.           The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Tax Asset Preservation Plan as set forth in this Amendment to cure any ambiguity related to the definition of the term “Final Expiration Date” contained in the Tax Asset Preservation Plan.

C.           Pursuant to Section 27 of the Tax Asset Preservation Plan, the Company may, from time to time, amend any provision of the Tax Asset Preservation Plan without the approval of any holders of Rights.

NOW, THEREFORE, in consideration of the background, agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.           Amendment of Tax Asset Preservation Plan.

(a)           Section 7(a) of the Tax Asset Preservation Plan is hereby amended and restated in its entirety to read as follows:

(a)           The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on the fifth (5th) Business Day after the filing by the Company of a Current Report on Form 8-K reporting the results of the 2016 annual meeting of stockholders of the Company (including any postponement or adjournment thereof), (ii) the time at which the Board of Directors determines that the NOLs are fully utilized or no longer available under Section 382 (the earlier of clauses (i) and (ii), the “Final Expiration Date”), (iii) the time at which the Rights are redeemed as provided in Section 23 (the “Redemption Date”), or (iv) the time at which such Rights are exchanged as provided in Section 24.

(b)           The exhibits to the Tax Asset Preservation Plan shall be deemed to be restated to reflect this Amendment, including all necessary conforming changes.

Section 2.           Direction. By its execution and delivery hereof, the Company directs the Rights Agent to execute this Amendment.

Section 3.           Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the respective meanings given to them in the Tax Asset Preservation Plan.

Section 4.           No Other Modification. Other than as set forth in this Amendment, the terms and conditions of the Tax Asset Preservation Plan remain in full force and effect without modification thereto.

Section 5.           Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 6.           Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 7.           Descriptive Headings. Descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Amendment.

[Signatures follow on next page]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date first written above.

Attest:		Concurrent Computer Corporation

By:	/s/ Sandra Dover	By:	/s/ Derek Elder
Name:	Sandra Dover		Name:	Derek Elder
Title:	Executive Assistant to CEO		Title:	President & CEO

Attest:		American Stock Transfer & Trust Company, LLC, as Rights Agent

By:	/s/ Donna Ansbro	By:	/s/ Paula Caroppoli
Name:	Donna Ansbro		Name:	Paula Caroppoli
Title:	Vice President		Title:	Senior Vice President